SHARE PURCHASE AGREEMENT
                            ------------------------

     THIS AGREEMENT made as of the 1st day of July, 2004.
     --------------

B E T W E E N:
--------------

          AMTON INC., a corporation  incorporated under the laws of the State of
          ----------
          New York

          (the "Vendor")
                ------

                                                               OF THE FIRST PART

          MONACO GROUP INC., a  corporation  incorporated  under the laws of the
          -----------------
          State of Delaware

          (the "Purchaser")
                ---------

                                                              OF THE SECOND PART

     WHEREAS the Vendor is the owner, beneficially and of record, of two hundred
     -------
(200) common shares in the capital of Bayshore  Foods Inc. (the  "Corporation"),
                                                                  -----------
being 100% of the issued and outstanding shares of the Corporation as of the date hereof;

     AND  WHEREAS  the  Vendor  has  agreed  to sell to the  Purchaser,  and the
     ------------
Purchaser has agreed to purchase from the Vendor, all of the issued and outstanding shares of the Corporation (the "Purchased Shares") upon the terms
                                              -----------------
and conditions hereinafter set out.

     NOW  THEREFORE  THIS  AGREEMENT  WITNESSETH  that in  consideration  of the
     -------------------------------------------
respective covenants herein contained, the parties hereto agree as follows:


ARTICLE 1 - DEFINITIONS AND SCHEDULES
-------------------------------------

1.1 As used in this agreement, the following words and phrases shall have the following meanings:

      (a)   "Business"   means  the  business   currently   carried  on  by  the
            Corporation;

      (b)   "Business Day" means a day which is not:

            (i)   a Saturday or a Sunday; or

            (ii) a day observed as a holiday under the laws of the Province of Ontario or the federal laws of Canada applicable in the Province of Ontario;

      (c) "Corporation" means Bayshore Foods Inc., a corporation incorporated under the laws of the Province of Ontario;


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      (d)   "Date of Closing" or "Closing Date" means the 15th day of July, 2004 or such earlier or later date as may be agreed to in writing by the Vendor and the Purchaser;

      (e) "Dispute" shall have the meaning assigned thereto in Section 13.17 hereof;

      (f)   "Indemnifier"  shall have the  meaning  assigned  thereto in Section
      12.3 hereof;

      (g)   "Intellectual  Property" shall have the meaning  assigned thereto in
      Section 4.10 hereof;

      (h) "Note Payable" shall have the meaning assigned thereto in Section 3.2(a) hereof;

      (i) "Purchaser Common Shares" means the defined number of shares of the common stock of the Purchaser to be issued to the Vendor as set out in
      Section 3.2 of this Agreement;

      (j) "Person" means any individual, partnership, limited partnership, corporation, joint venture, association, joint stock company, trust, unincorporated organization or a government or an agency thereof;

      (k)   "Place of Closing" means the offices of the Purchaser;

      (l)   "Promissory Note" shall have the meaning assigned thereto in Section
      3.3 hereof;

      (m) "Purchase Price" means the consideration payable to the Vendor for the Purchased Shares pursuant to Section 3.1 hereof;

      (n) "Purchased Shares" shall have the meaning assigned thereto in the recitals to this agreement;

      (o) "Purchaser" means Monaco Group Inc., a corporation incorporated under the laws of the State of Delaware;

      (p)   "Securities Act" means the U.S. Securities Act of 1933, as amended;

      (q)   "Taxes" means:

            (i) any corporation, net income, gross income, gross receipts, sales, goods and services, use, profits, licence, withholding, payroll, employment, excise, land transfer, property or customs tax or duty or other tax, fee, assessment or charge of any kind whatsoever imposed by any domestic or foreign taxing authority, together with any interest and any penalty, addition to tax or additional amount imposed by any domestic or foreign taxing authority; and

            (ii) any liability of the Corporation for the payment of any amount of the type described in Paragraph 1(q)(i) above, as the result of the Corporation being associated with any other person;




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      (r)   "Time of  Closing"  means  11:00  a.m.  (local  time) on the Date of
      Closing, or such earlier or later time on the Date of Closing as may be agreed to by the Vendor and the Purchaser; and

      (s)   "Vendor" means AMTON Inc., a New York corporation.

1.2 The schedules attached hereto are hereby incorporated in this agreement by reference and deemed to be a part hereof.


ARTICLE 2 - AGREEMENT TO PURCHASE
---------------------------------

2.1 Subject to the terms and conditions hereof, the Vendor agrees to sell, assign and transfer to the Purchaser, and the Purchaser agrees to purchase from the Vendor, the Purchased Shares.


ARTICLE 3 - CALCULATION AND PAYMENT OF PURCHASE PRICE
-----------------------------------------------------

3.1 Subject to the provisions of Section 3.3 below, the purchase price for the Purchased Shares (the "Purchase Price") is set out in Sections 3.2(a) and 3.2(b)
                       --------------
below.

3.2 The Purchase Price shall be paid by the Purchaser to the Vendor as follows:

      (a) 2 years after the Closing Date, the Purchaser shall pay the Vendor $350,000 (the "Note Payable"), subject to the provisions of Section 3.3
                     -------------
      below; and

      (b) Four Hundred Thousand (400,000) Purchaser Common Shares, issued in accordance with the Vendor's direction;

3.3 The Note Payable comprising the Purchase Price to be paid to the Vendor, as provided in Subsection 3.2(a) above, shall be governed by the terms and conditions of the promissory note (the "Promissory Note") in the form as set out
                                        ---------------
in Schedule 3.3 attached hereto, and the Purchaser shall pay interest at a rate of 11% per annum, payable monthly on the outstanding balance of the Note Payable thereto.


ARTICLE 4 - REPRESENTATIONS AND WARRANTIES OF THE VENDOR
--------------------------------------------------------

      The Vendor hereby represents and warrants to and in favour of the Purchaser as follows, and hereby acknowledges and confirms that the Purchaser is relying on such representations and warranties in connection with the purchase by it of the Purchased Shares:

4.1 The Corporation is a subsisting corporation, duly and validly incorporated and organized under the laws of the province of Ontario.

4.2 The authorized capital of the Corporation consists of an unlimited number of common shares.




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4.3   The only issued and  outstanding  shares in the capital of the Corporation are two hundred (200) common shares. All of the said issued and outstanding shares are fully paid and non-assessable. There are outstanding no other shares, warrants, rights, options, securities convertible into shares or any other evidence whatsoever of an ownership interest in the Corporation.

4.4 The Corporation has not committed an act of bankruptcy, proposed a compromise or arrangement to its creditors generally, had any petition for a receiving order in bankruptcy filed against it, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to have itself declared bankrupt or wound-up, taken any proceeding to have a receiver appointed of any part of its assets, had any encumbrancer take possession of any of its property, or had any execution or distress become enforceable or become levied upon any of its property.

4.5 There are no actions, suits, claims, or legal, administrative, arbitration or similar proceedings, governmental investigations, or other proceedings pending or threatened against or affecting the Corporation at law or in equity or before any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, nor to the best of the Vendor's knowledge is there any reasonable basis therefor. There are no judgments, orders, awards, decrees or executions outstanding against the Corporation which might adversely affect the financial condition of the Corporation or the conduct of the Business. The Corporation has not received any notices of default under any laws, regulations, by-laws, orders or requirements applicable to the Business.

4.6 The Corporation has all requisite corporate power and authority to carry on the Business and to own, lease and operate the properties and assets now owned, leased and operated by it. The Corporation is duly qualified and has all licenses and registrations required to carry on the Business and to own, lease and operate its properties and assets and is in good standing in every jurisdiction in which the character of the Business conducted or the nature of the properties owned, leased or operated by it makes such qualification, licenses and/or registrations necessary.

4.7 The Corporation has been and is now conducting the Business in compliance with all statutes, regulations, by-laws, orders, covenants, restrictions or plans of all federal, provincial or municipal authorities, agencies, boards, or licensing bodies applicable to the Business, and the Corporation holds all licenses and permits necessary for the carrying on of the Business.

4.8 The Corporation has no subsidiaries. The Corporation owns no shares of any other corporation or any rights, options, warrants or other securities of any other corporation, and the Corporation is not a party to any agreement for the purchase, subscription or issuance of any of the unissued shares in the capital of any other corporation.

4.9 Except as set out in Schedule "4.9" attached hereto, the Corporation is not a party to or bound by any contracts, instruments evidencing or creating indebtedness, arrangements, leases or other documents (oral or written).

4.10 Except as set forth in Schedule "4.10" attached hereto, the Corporation is entitled to use, without payment of any applicable royalty or other fee, all




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






trade names, trade marks, patents, designs, processes, copyrights and licences now used by the Corporation in the course of carrying on the Business, (the "Intellectual Property"), all as described on Schedule "4.10" hereto. The right
 ---------------------
of the Corporation to use the Intellectual Property has never been called into question or challenged, and the Corporation is not infringing upon any patents, trade names, trade marks, service marks or copyrights, domestic or foreign, or any other industrial property or intellectual property rights of any other person, firm or corporation. The Corporation has not granted any right, title or interest in and to any other firm, person or corporation, with the exception of the Purchaser, and the Corporation is the owner thereof and has the exclusive right to use the same. The Corporation has not received any notice (written or oral) claiming that the conduct of the Business infringes upon the patents, trade marks, trade names, service marks or copyrights, domestic or foreign, or any other industrial property or intellectual property rights of any other person, firm or corporation.

4.11 (a) The Corporation has duly and timely filed in proper form all federal, provincial and other income, franchise, sales, goods and services and other tax returns and all reports required to be filed by law. All Taxes, fees and other assessments of whatsoever nature upon the Corporation or its assets or property which are due and payable up to the date hereof have been paid, or have had a reserve in respect thereof established;

      (b) There are no outstanding agreements, waivers or other arrangements extending the statutory period of limitations applicable to the filing of any federal, provincial or other income tax return of the Corporation for any period, nor has there been any assessment or reassessment by any taxing authority issued or threatened against the Corporation with respect to the payment of any Taxes, charges or deficiencies by the Corporation; and

      (c) All amounts stated in all federal, provincial or other income or corporation tax returns which have been filed by the Corporation are true and correct.

4.12  The Corporation is not party to any lease agreements;

4.13 No broker, agent, finder, consultant or other Person has been retained by or has acted on behalf of the Corporation or the Vendor (other than legal and accounting advisors), or is entitled to be paid any sum of money based upon any agreement or understanding made by the Corporation in connection with the transactions contemplated by this Agreement. Purchaser shall have no liability for any broker's fee, finder's fee, consultant's fee, or other similar third party remuneration by reason of any action of the Corporation;

4.14 There are no shareholder agreements, voting agreements, voting trust agreements or other agreements with respect to any shares of the Corporation;

4.15 The warranties hereunder shall in no way be abridged, reduced, waived, considered fulfilled or otherwise affected by any examination or inspection made by the Purchaser at any time.





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






ARTICLE 5 - REPRESENTATIONS AND WARRANTIES OF THE VENDOR REGARDING THE VENDOR
-----------------------------------------------------------------------------

      The Vendor hereby represents and warrants to and in favour of the Purchaser as follows, and hereby acknowledges and confirms that the Purchaser is relying on such representations and warranties in connection with the purchase by it of the Purchased Shares:

5.1 The Vendor is a subsisting corporation duly and validly incorporated and organized under the laws of the State of New York and has the corporate power and authority to own or lease its property and assets and to carry on its business as now conducted by it.

5.2 The execution and delivery of this agreement by the Vendor and the observance and performance of the terms and provisions of this agreement on the part of the Vendor to be performed:

      (a)   will not constitute a violation of applicable law; and

      (b) will not constitute a violation or a breach of any provision of any contract or other instrument to which the Vendor is a party or by which she is bound, or any order, writ, injunction, decree, statute, rule or regulation applicable to her, or constitute a default (or would, with the passage of time or the giving of notice, or both, constitute a default) under any contract, agreement or instrument to which the Vendor is a party or by which sheshe is bound.

5.3 The Vendor is the registered and beneficial owner of the Purchased Shares owned by the Vendor, with good and marketable title to such Purchased Shares, free of any claim, lien, security interest or encumbrance of any nature or kind, and as such has the exclusive right and full power to sell, transfer and assign such Purchased Shares to the Purchaser free of any claim, lien, security interest or encumbrance of any nature or kind. In addition, no person, firm or corporation has any agreement or option or any right capable of becoming an agreement for the purchase of any of the Purchased Shares, nor any agreement or option or any right capable of becoming an agreement for the purchase, subscription or issuance of any of the unissued shares in the capital of the Corporation. There is not pending any suit, action or other legal proceeding of any sort to in any manner restrain or prevent the Vendor from effectually and legally transferring its Purchased Shares to the Purchaser, free and clear of all claims, liens, security interests and encumbrances, or any action or proceeding, the effect of which would be to cause a lien to attach to such Purchased Shares or to divest title to such Purchased Shares in any manner whatsoever, or to make the Purchaser, the Corporation, the Vendor or any of them liable for damages in connection with the transfer of the Purchased Shares to the Purchaser as contemplated herein, and the Vendor knows of no such claim in connection with any of the foregoing.

5.4 The Vendor is not insolvent and has not committed an act of bankruptcy, proposed a compromise or arrangement to creditors generally, had any petition for a receiving order in bankruptcy filed against her, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to have it declared



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






bankrupt, taken any proceeding to have a receiver appointed of any part of its assets, had any encumbrancer take possession of any of its property, or had any execution or distress become enforceable or become levied upon any of its property.

5.5 There are no actions, suits, claims, or legal, administrative, arbitration or similar proceedings, governmental investigations, or other proceedings pending or, to the knowledge of the Vendor, threatened against or affecting the Vendor at law or in equity or before any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, nor, in the opinion of the Vendor, is there any reasonable basis therefor.

5.6 Upon the due execution and delivery of this agreement by the Vendor, this agreement shall constitute a valid and legally binding agreement, enforceable against the Vendor in accordance with its terms.

5.7 The warranties hereunder shall in no way be abridged, reduced, waived, considered fulfilled or otherwise affected by any examination or inspection made by the Purchaser at any time.

5.8 Information Pertaining to Purchaser Common Shares-The Vendor represents and warrants that it has received or has had full access to all the information it considers necessary or appropriate to make an informed decision with respect to the Purchaser Common Shares to be received under this Agreement. The Vendor further has had an opportunity to ask questions and receive answers from the Purchaser regarding the Purchaser's business and to obtain additional information (to the extent the Purchaser possesses such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Vendor or to which the Vendor had access;

5.9 Acquisition of Purchaser Common Shares-The Vendor represents and warrants that it fully acknowledges and accepts that the Purchaser Common Shares to be received by Vendor hereunder will be acquired for investment for Vendor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended, (the "Securities Act"), and that the Vendor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Vendor also represents that it has not been formed for the specific purpose of acquiring the Purchaser Common Shares;

5.10 Purchaser Common Shares are Restricted-The Vendor represents and warrants that it understands that the Purchaser Common Shares are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Purchaser in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder. The Vendor further warrants that it understands that such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Vendor represents that it is familiar with Rule 144 of the U.S. Securities and Exchange Commission as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Vendor understands that the Purchaser is under no obligation to register any of the securities sold hereunder;




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5.11   Legended  Security-The  Vendor  acknowledges  and  understands  that  the
Purchaser Common Shares acquired by the Vendor shall contain the legend set forth below and shall only be removed by the Purchaser upon delivery to the Purchaser of an opinion by counsel, reasonably satisfactory to the Purchaser, that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Purchaser issued the Purchaser Common Shares.

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM."

5.12 No broker, agent, finder, consultant, or other Person has been retained by or has acted on behalf of Vendor (other than legal and accounting advisors), or is entitled to be paid any sum of money based upon any agreement or understanding made by Vendor in connection with the transactions contemplated by this Agreement. Purchaser shall have no liability for any broker's fee, finder's fee, consultant's fee, or other similar third party remuneration by reason of any action of Vendor.


ARTICLE 6 - COVENANTS OF THE VENDOR
-----------------------------------

6.1   The Vendor hereby covenants that, at the Time of Closing, the Vendor will:

      (a) furnish the Purchaser with a certificate of the Vendor stating that the representations and warranties of the Vendor contained in this agreement are true at the Time of Closing, as though then made, and that the covenants of the Vendor to be complied with at or prior to the Time of Closing have been complied with, provided that the receipt of such evidence and the closing of the transaction contemplated herein shall not be a waiver of the representations, warranties and covenants of the Vendor which are contained in this agreement;

      (b) cause all necessary steps and proceedings to be taken so that the Purchased Shares may be properly transferred to the Purchaser at the Time of Closing; and in that regard, deliver to the Purchaser at the Time of Closing certificates representing all of the Purchased Shares, such certificates being duly endorsed for transfer to the Purchaser, and cause transfers of all the Purchased Shares to be duly and regularly recorded in the name of the Purchaser or as it may in writing direct;

      (c) cause all of the directors and officers of the Corporation as are specified by the Purchaser to resign in favour of nominees of the Purchaser. All shareholder's and director's resolutions required to cause the actions of this Section 6.1(d) shall be approved at the Time of Closing;




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






      (d) deliver and cause to be delivered by all of the directors and officers of the Corporation and by the Vendor, as shareholder of the Corporation, a complete release, with effect from the Time of Closing, of all claims against the Corporation of any and all matters whatsoever; and

      (e) deliver and cause to be delivered to the Purchaser the corporate seal, minute books, share certificates, share certificate books, share transfers, share register books, directors' register and any and all documents, records, books, instruments and agreements of or pertaining or relating to the Corporation and its Business, property and assets.

6.2 The Vendor hereby covenants that, subsequent to the Date of Closing, the Vendor will:

      (a) at the request and expense of the Purchaser, execute and deliver such additional conveyances, transfers and other assurances as may be required to carry out the intent of this agreement and to transfer the Purchased Shares to the Purchaser;

ARTICLE 7 - VENDOR'S COVENANTS WITH RESPECT TO THE PURCHASER COMMON SHARES
--------------------------------------------------------------------------

7.1 The Vendor covenants with the Purchaser that it will not dispose of the Purchaser Common Shares, or any portion thereof, unless and until:

            (i)   there is then in  effect a  registration  statement  under the
            Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

            (ii) the Vendor shall furnish the Purchaser with an opinion of counsel, reasonably satisfactory to the Purchaser, that such disposition will not require registration of such securities under the Securities Act.


ARTICLE 8 - REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
-----------------------------------------------------------

      The Purchaser hereby represents and warrants as follows and hereby acknowledges and confirms that the Vendor is relying on such representations and warranties in connection with the sale by it of the Purchased Shares:

8.1 The Purchaser is a subsisting corporation duly and validly incorporated and organized under the laws of the State of Delaware and has the corporate power and authority to own or lease its property and assets and to carry on its business as now conducted by it.

8.2 The execution and delivery of this agreement by the Purchaser and the purchase of the Purchased Shares herein provided for have been duly authorized by all necessary corporate action, and the Purchaser has all requisite corporate power and authority to enter into this agreement and to perform its obligations hereunder.





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






8.3 The execution and delivery of this agreement by the Purchaser and the observance and performance of the terms and provisions of this agreement on the part of the Purchaser to be observed and performed will not constitute a violation of applicable law or a violation or a breach of the Purchaser's charter documents or by-laws or any provision of any contract or other instrument to which the Purchaser is a party or by which it is bound, or any order, writ, injunction, decree, statute, rule or regulation applicable to it, or constitute a default (or would, with the passage of time or the giving of notice, or both, constitute a default) under any contract, agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound.

8.4   Upon the due  execution and delivery of this  agreement by the  Purchaser, this agreement shall constitute a valid and legally binding agreement, enforceable against the Purchaser in accordance with its terms, except that the rights and remedies of the Vendor hereunder may be subject to and affected by the law relating to bankruptcy, insolvency, reorganization and creditors' rights generally and except that a court may or may not order an injunction, specific performance or other equitable remedies with respect to any particular provision of this agreement.

8.5 The Purchaser has not committed an act of bankruptcy, is not insolvent, has not proposed a compromise or arrangement to its creditors generally, has not had any petition for a receiving order in bankruptcy filed against it, has not made a voluntary assignment in bankruptcy, has not taken any proceeding with respect to a compromise or arrangement, has not taken any proceeding to have itself declared bankrupt or wound-up, has not taken any proceeding to have a receiver appointed of any part of its assets, has not had any encumbrancer take possession of any of its property, and has not had any execution or distress become enforceable or become levied upon any of its property. The transaction contemplated herein will not result in the Purchaser becoming insolvent.

8.6 There are no actions, suits, claims or legal, administrative, arbitration or similar proceedings, governmental investigations or other proceedings pending or threatened against or affecting the Purchaser at law or in equity or before any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which would adversely affect the ability of the Purchaser to perform its obligations hereunder.

8.7 No broker, agent, finder, consultant, or other Person has been retained by or has acted on behalf of Purchaser (other than legal and accounting advisors), or is entitled to be paid any sum of money based upon any agreement or understanding made by Purchaser in connection with the transactions contemplated by this Agreement. Vendor shall have no liability for any broker's fee, finder's fee, consultant's fee, or other similar third party remuneration by reason of any action of Purchaser.

8.8 Acquisition of Purchased Shares - Purchaser represents and warrants that it fully acknowledges and accepts that the Purchased Shares to be received by Purchaser hereunder will be acquired for investment for Purchaser's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended, and that Purchaser has no present intention of selling, granting any





Page 10 of 24 -  Share Purchase Agreement                     Initial __________
participation in, or otherwise distributing the same. Purchaser also represents that it has not been formed for the specific purpose of acquiring the Purchased Shares.

8.9 The warranties hereunder shall in no way be abridged, reduced, waived, considered fulfilled or otherwise affected by any examination or inspection made by the Vendor at any time.


ARTICLE 9 - COVENANTS OF THE PURCHASER
--------------------------------------

9.1 The Purchaser hereby covenants that, at the Time of Closing, the Purchaser will:

      (a) furnish the Vendor with a certificate of an officer of the Purchaser stating that the representations and warranties of the Purchaser contained in this agreement are true at the Time of Closing, as though then made, and that the covenants of the Purchaser to be complied with at or prior to the Time of Closing have been complied with, provided that the receipt of such evidence and the closing of the transaction contemplated herein shall not be a waiver of the representations, warranties and covenants of the Purchaser which are contained in this agreement;

      (b) execute all assignments and documents delivered pursuant to this agreement at the Time of Closing which require execution by the Purchaser;

      (c) pay the Purchase Price to the Vendor in accordance with the provisions of Article 3.


ARTICLE 10 - CONDITIONS
-----------------------

      Completion of the purchase and sale of the Purchased Shares contemplated herein is subject to the following conditions having been satisfied. All of the conditions contained in Sections 10.1, 10.3, 10.4, 10.5 and 10.6 are declared to be for the exclusive benefit of the Purchaser. The condition contained in
Section 10.2 are declared to be for the exclusive benefit of the Vendor. All of the conditions referred to herein are to be satisfied at the Time of Closing. The following are the conditions:

10.1 All representations and warranties contained herein on the part of the Vendor shall be true at the Time of Closing, as though then made, and there shall have been compliance with the covenants and obligations on the part of the Vendor contained herein which are to be complied with at or prior to the Time of Closing, each and every one of which is hereby deemed to be a condition to the closing of the transaction contemplated herein.

10.2 All representations and warranties contained herein on the part of the Purchaser shall be true at the Time of Closing, as though then made, and there shall have been compliance with the covenants and obligations on the part of the Purchaser contained herein which are to be complied with at or prior to the Time of Closing, each and every one of which is hereby deemed to be a condition to the closing of the transaction contemplated herein.

10.3 There shall have been no material adverse change, financial or otherwise, in the Business.




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






10.4 All necessary regulatory approvals shall have been obtained with respect to the completion of the sale of the Purchased Shares to the Purchaser.

10.5 In case any of the foregoing conditions hereinbefore declared to be for the benefit of the Purchaser shall not be satisfied at the Time of Closing, the Purchaser may:

      (a) refuse to complete the transaction contemplated herein by written notice to the Vendor and in such event the Purchaser shall be released from all obligations hereunder, it being expressly understood and agreed that the Purchaser may rely, notwithstanding such refusal, upon the representations, warranties, covenants and conditions contained in this agreement; or

      (b) complete the transaction contemplated herein, it being expressly understood and agreed that the Purchaser may rely, notwithstanding such completion, upon the representations, warranties, covenants and conditions contained in this agreement, provided that any of the said conditions may be waived in whole or in part by the Purchaser without prejudice to its rights of rescission in the event of the non-fulfilment and/or non-performance of any other condition or conditions, any such waiver prior to the Time of Closing to be binding on the Purchaser only if the same is in writing.

10.6 In case any of the foregoing conditions hereinbefore declared to be for the benefit of the Vendor shall not be satisfied at the Time of Closing, the Vendor may:

      (a) refuse to complete the transaction contemplated herein by notice to the Purchaser and in such event the Vendor shall be released from all obligations hereunder, it being expressly understood and agreed that the Vendor may rely, notwithstanding such refusal, upon the representations, warranties, covenants and conditions contained in this agreement; or

      (b) complete the transaction contemplated herein, it being expressly understood and agreed that the Vendor may rely, notwithstanding such completion, upon the representations, warranties, covenants and conditions contained in this agreement, provided that any of the said conditions may be waived in whole or in part by the Vendor without prejudice to its rights of rescission in the event of the non-fulfilment and/or non-performance of any other condition or conditions, any such waiver prior to the Time of Closing to be binding on the Vendor only if the same is in writing.


ARTICLE 11 - SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS
------------------------------------------------------------------

11.1 The representations, warranties and covenants contained in this agreement, in any schedule hereto, in any documents to be executed and delivered pursuant to this agreement and in any documents executed and delivered in connection with the completion of the transaction contemplated herein shall survive the closing of the transaction contemplated herein and, notwithstanding such closing and notwithstanding any investigations made by or on behalf of the parties hereto,



Page 12 of 24 -  Share Purchase Agreement                     Initial __________
shall continue in full force and effect for a period of one (1) year from the Date of Closing.

The parties hereto hereby acknowledge that if notice regarding any matter contemplated in this Article 11 is given by any party hereto, acting in good faith, to the others of them within the relevant time period specified in this
Article 11, and if before such matter has been fully dealt with pursuant to this agreement, the relevant time period would expire, the time period in question shall be deemed to be extended (with respect to such matter only) until such matter has been fully dealt with pursuant to this agreement.


ARTICLE 12 - INDEMNITY
----------------------

12.1 The Vendor covenants and agrees to indemnify and save harmless the Purchaser and the Corporation from and against any and all losses, liabilities, damages, costs, expenses, interest, penalties and claims of any and every kind whatsoever (including legal and accounting fees incurred in connection therewith and in connection with any claim under this Article 12) (collectively, "Claims")
                                                                        ------
which at any time or from time to time may be paid, incurred or asserted against the Purchaser or the Corporation with respect to or as a result of any breach of or non-compliance with or untruth of any of the representations, warranties or covenants of the Vendor contained in this agreement, in any schedule hereto, in any documents to be executed and delivered pursuant to this agreement or in any documents executed and delivered in connection with the completion of the transaction contemplated herein.

12.2 The Purchaser covenants and agrees to indemnify and save harmless the Vendor from and against any and all losses, liabilities, damages, costs, expenses, interest, penalties and claims of any and every kind whatsoever (including legal and accounting fees incurred in connection therewith and in connection with any claim under this Article 12) which at any time or from time to time may be paid, incurred or asserted against the Vendor with respect to or as a result of any breach of or non-compliance with, or untruth of any of the representations, warranties or covenants of the Purchaser contained in this agreement, in any schedule hereto, in any documents to be executed and delivered pursuant to this agreement or in any documents executed and delivered in connection with the completion of the transaction contemplated herein.

12.3 The Purchaser or the Vendor, as the case may be, shall give notice to any party (the "Indemnifier") liable to it or them pursuant to Section 12.1 or 12.2,
            -----------
as the case may be, as soon as reasonably possible of any claims asserted by third parties for which the Indemnifier may be liable pursuant to this Article 12 and shall provide reasonable particulars thereof, and the Indemnifier shall have the right, at its sole expense, to participate in any negotiations with respect thereto and to dispute and contest any such claims provided that it so notifies the party giving notice within ten (10) Business Days of receiving such notice and furnishes to the party giving notice such security or other assurances as such party may reasonably request in connection therewith and provided further that such dispute is prosecuted or negotiations conducted by the Indemnifier in good faith and with due diligence. The party giving notice will fully cooperate with the Indemnifier and its solicitors in any proceedings with respect to any such claims. Provided further that in the event that the party giving notice shall be unable to obtain timely advice from the Indemnifier with respect to any such matter, the party giving notice shall be entitled to



Page 13 of 24 -  Share Purchase Agreement                     Initial __________
deal with same in such manner as it, in the reasonable exercise of its judgment, deems appropriate.

12.4 The Vendor's obligation to indemnify the Purchaser shall only apply to the extent that the Claims in respect of which the Vendor has given an indemnity, in the aggregate, exceed $5,000;

12.5 The rights and benefits provided in this Article 12 are supplemental to any other rights, actions or causes of action which may arise pursuant to any other part of this agreement.

The Vendor hereby waives any right, whether arising at law or in equity, to seek contribution, cost recovery, damages, or any other recourse or remedy from the Purchaser and the Corporation, and hereby release the Purchaser and the Corporation in respect of, from and against any and all losses, liabilities, damages, costs, expenses, interest, penalties and claims of any and every kind whatsoever with respect to those matters which are the subject matter of indemnification pursuant to Section 12.1 of this agreement.


ARTICLE 13 - GENERAL CONTRACT PROVISIONS
----------------------------------------

13.1 The closing of the transaction contemplated herein shall take place at the Time of Closing, on the Date of Closing, at the offices of the Purchaser or at such other place as may be agreed to in writing by the parties hereto.

13.2 All notices, requests, demands or other communications by the terms hereof required or permitted to be given by one party to another shall be given in writing by personal delivery or by facsimile transmission addressed to such other party or delivered to such other party as follows:

      (a)   to the Purchaser at:   20A Voyager Court South
                                   Etobicoke, ON, Canada, M9W 5M7
                                   Facsimile No.: (416) 213-9057

      (b)   to the Vendor at:      2 Independence Court
                                   New City, New York, USA, 10956
                                   Facsimile No.: (914) 633-5114

or at such other address as may be given by any of them to the others in writing from time to time, and such notices, requests, demands or other communications shall be deemed to have been received when delivered, or, if sent by facsimile transmission, on the date of transmission unless sent on a non-Business Day or after 5:00 p.m. on a Business Day, in which case it shall be deemed to have been received on the next Business Day following the day of such transmission.

13.3 Any tender of documents or money hereunder may be made upon the Vendor or the Purchaser or their respective solicitors, and money may be tendered by negotiable cheque from a bank within the meaning of the Bank Act (Canada).

13.4 The parties hereto covenant and agree to sign such other papers, cause such meetings to be held, resolutions passed and bylaws enacted, exercise their



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






vote and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this agreement and every part hereof.

13.5 This agreement shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

13.6 Except as otherwise stated herein, dollar amounts referred to in this agreement shall be in Canadian funds.

13.7 All words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties referred to in each case require and the verb shall be construed as agreeing with the required word and/or pronoun.

13.8 The division of this agreement into articles, sections, subsections and schedules is for convenience of reference only and shall not affect the interpretation or construction of this agreement.

13.9 Each party shall be responsible for its own legal and audit fees and other expenses incurred in connection with the purchase and sale of the Purchased Shares, the completion of the transaction contemplated herein and any post-closing matters in connection with the transaction contemplated herein.

13.10 No obligation of any party pursuant to this agreement to use reasonable efforts, best efforts or to attempt to obtain a consent, approval or waiver, shall obligate such party to make any payment to any person or pay an increased rental (except as provided for herein) or other charge or fee or make or incur any additional payment, guarantee or financial contribution or arrangement or to institute legal or arbitration or other proceedings in connection therewith.

13.11 Time shall be of the essence of this agreement and of every part hereof, and no extension or variation of this agreement shall operate as a waiver of this provision.

13.12 This agreement shall constitute the entire agreement between the parties hereto with respect to all of the matters herein and this agreement shall not be amended except by a memorandum in writing signed by all of the parties hereto, and any amendment hereof shall be null and void and shall not be binding upon any party which has not given its consent as aforesaid. This agreement supersedes all prior agreements, arrangements and understandings, whether oral or written, express or implied, with respect to the subject matter hereof.

13.13 No party hereto may assign this agreement or any part hereof without the prior written consent of the other party hereto. This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

13.14 No public announcements shall be released or disclosure made concerning the transaction contemplated herein by any party hereto without the consent of the others of them; provided that any party shall be entitled to make all announcements, without any consent of the other but after making best efforts to give prior notice to the others, necessary to enable it to comply with applicable law and with the rules of regulatory bodies having jurisdiction. Any



Page 15 of 24 -  Share Purchase Agreement                     Initial __________
party required by law or any regulatory body to file copies of this agreement or any agreements contemplated hereby shall do so only after having duly requested confidential treatment thereof pursuant to any procedure that may be available therefor.

13.15 The Purchaser and the Vendor agree that all information relating to the Corporation and the Purchaser and those with whom the Corporation and the Purchaser have business dealings and to their respective assets and legal and financial condition obtained pursuant to this agreement is strictly confidential and shall be used only for the purposes provided for in this agreement. In the event that this transaction is terminated for any reason, each party hereby agrees to return all information obtained in any type of medium, including all copies of any nature, and not to use such information for its own purposes or to divulge such information to any third party.

13.16 In the event that any of the representations, warranties or covenants or any portion of them contained in this agreement are unenforceable or are declared invalid for any reason whatsoever, such unenforceability or invalidity shall not affect the enforceability or the validity of the remaining terms or portions of this agreement, and such unenforceable or invalid representation, warranty or covenant or portion thereof shall be severable from the remainder of this agreement.

13.17  If any dispute or question (a "Dispute")  shall arise between the Vendor,
                                      -------
on the one hand, and the Purchaser, on the other hand, concerning the interpretation of this agreement or any part thereof, the parties shall attempt in good faith to resolve such Dispute. If the parties have not agreed to a settlement of the Dispute within thirty (30) days from the date on which the Dispute first became known to both parties, then the parties agree that the Dispute shall be submitted to arbitration pursuant to the Arbitration Act, 1991 (Ontario). Such Dispute shall not be made the subject matter of an action in any court by any party unless the Dispute has first been submitted to arbitration and finally determined in accordance with the provisions of Schedule "13.17" hereto, and in such event, such action shall be subject to the exclusive jurisdiction of the courts of the Province of Ontario and each of the parties hereto hereby irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario. Any such action commenced thereafter shall only be for the purpose of enforcing the decision of the arbitrator and the costs incidental to the action. In any such action, the decision of the arbitrator shall be conclusively deemed to determine the rights and liabilities as between the parties to the arbitration in respect of the Dispute.

13.18 This agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same agreement and notwithstanding their date of execution shall be deemed to be executed on the date first written above. The delivery of an executed counterpart copy of this agreement by facsimile or telecopy shall be deemed to be the equivalent of the delivery of an original executed copy thereof.








Page 16 of 24 -  Share Purchase Agreement                     Initial __________

      IN WITNESS WHEREOF the parties hereto have duly executed this agreement as of the 1st day of July, 2004.



                                              MONACO GROUP INC.

                                              Per:    /s/ Suzanne Lilly
                                                   -----------------------------



                                              AMTON INC.

                                              Per:   /s/ John Dolan
                                                   -----------------------------









































Page 17 of 24 -  Share Purchase Agreement                     Initial __________

                                 SCHEDULE "3.3"
                                 --------------

                                 PROMISSORY NOTE
                                 ---------------


$350,000.00 Canadian Dollars                                    Toronto, Ontario
                                                                July 1st, 2004


FOR VALUE  RECEIVED,  Monaco Group Inc.,  (the  "Debtor")  whose  address is 20A
                                                 ------
Voyager Court South, Etobicoke, Ontario, Canada, M9W 5M7 on or after June xx, 2004 promises to pay to the order of Amton Inc., (the "Lender"), at 2
                                                                 ------
Independence Court, New City, New York, USA, 10956 or at such other place as may be designated by Lender in writing, the principal sum equalling the total amount of business financing provided by Lender for the Debtor, which at the date hereof totals $350,000.00. Both principal and interest are payable in lawful money of the Canada.

Principal and Interest payments are due as follows:

      (a) the Monthly Payments commencing on the First Payment Date and thereafter the 1st day of each calendar month for a total of twenty-four (24) consecutive months;

      (b)   the Final Payment on the Maturity Date;

      (c) upon any default of payment as aforesaid or any other Default, the whole of the principal moneys remaining unpaid together with interest.

      Interest shall be paid to the Lender by the Debtor, with the first interest payment due on the First Payment Date and thereafter on the 1st day of each calendar month, on the unpaid principal balance thereof at a rate equal to 11% per annum, unless any Event of Default occurs.

      The happening of any of the following events or conditions shall constitute default hereunder which is herein referred to as "Default":

      (a) the non-payment when due, whether by acceleration or otherwise, of any principal or interest forming part of this Debenture or the failure of Debtor to observe or perform any obligation, covenant, term, provision or condition contained in this Debenture or any other agreement between Debtor and Lender;

      (b) the death of or a declaration of incompetency by a court of competent jurisdiction with respect to Debtor, if an individual;

      (c) the bankruptcy or insolvency of Debtor; the filing against Debtor of a petition in bankruptcy; the making of an assignment for the benefit of creditors by Debtor; the appointment of a receiver or trustee for Debtor of for any assets of Debtor or the institution by or against or against Debtor of any other type of insolvency proceeding under the Bankruptcy Act or otherwise;

      (d) the institution by or against Debtor of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding-up of affairs of Debtor;





Page 18 of 24 -  Share Purchase Agreement                     Initial __________

      (e) if Debtor ceases or threatens to cease to carry on business or makes or agrees to make a bulk sale of assets without complying with applicable law or commits or threatens to commit an act of bankruptcy; and

      (f) if any execution, sequestration, extent or other process of any court becomes enforceable against Debtor or if distress or analogous process is levied upon the assets of Debtor or any part thereof.

      Debtor may prepay this Loan in whole or in part on any date without premium or penalty; provided, however, any partial prepayment, when made, shall be credited first to the late charges and other expenses payable to Lender, if any, then to interest then due and payable. The remainder of each such payment shall be then credited to the unpaid principal indebtedness evidenced by the provisions of this Loan, and interest thereupon shall cease to accrue on any amounts so credited to such unpaid principal.

      Unless otherwise defined, all initially capitalized terms used herein shall have the following meanings:

            "Loan" means the loan of  $350,000.00  (Canadian  Dollars) which the
             ----
            Lender has agreed to provide to the Debtor;

            "Maturity Date" means July 1, 2006;
             --------

            "Monthly Payments" means the monthly amount due to the Lender,  when
             ----------------
            paid to the Lender by the Debtor, shall constitute an interest payment equal to 11% per annum on the unpaid principal balance of the Loan;

            "Final  Payment"  means the amount due to the Lender on the Maturity
             --------------
            Date, when paid to the Lender by the Debtor, shall constitute the total principal balance of the Loan plus all outstanding interest;

            "First Payment Date" means July 1, 2004.
             ------------------

      The Debtor hereby waives demand, presentation for payment, notice of non-payment, protests and notice of protests for this Debenture.

      IN WITNESS WHEREOF the Debtor has caused its corporate seal to be hereunder affixed and this Debenture to be signed by its duly authorized officers as of July 1st, 2004.

                                           MONACO GROUP INC.

                                           Per:   /s/ Suzanne Lilly
                                               -------------------------------

                                           I have authority to bind the Debtor


                                           AMTON INC.

                                           Per:  /s/ John Dolan
                                               -------------------------------

                                           I have authority to bind the Lender




Page 19 of 24 -  Share Purchase Agreement                     Initial __________

                                 SCHEDULE "4.9"
                                 --------------

                              CONSULTING AGREEMENT
                              --------------------


            THIS AGREEMENT made as of the 7th day of May, 2004.
            --------------

B E T W E E N:
--------------

                  BAYSHORE FOODS INC., a corporation duly incorporated under the
                  -------------------
                  laws of the Province of Ontario

                  ("Bayshore")

                                                               OF THE FIRST PART

                  - and -

                  TOUGH COOKIE,  INC., a corporation duly incorporated under the
                  -------------------
                  laws of the Province of Ontario

                  (The "Consultant")

                                                              OF THE SECOND PART

      IN CONSIDERATION  of the mutual covenants and agreements  herein contained
      ----------------
and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto covenant and agree as follows:

1.    Appointment
      -----------

      Bayshore shall retain and the Consultant shall serve Bayshore as a consultant on the conditions and for the remuneration hereinafter set out.

2.    Consulting Services
      -------------------

      The Consultant  shall provide the following  services (the  "Services") to
Bayshore:

            (i) assist with the maintenance and development of sales and service of existing Bayshore Foods Inc. customers;

            (ii) identify and assist with sales to prospective customers for products under Bayshore;

            (iii) assist with identifying companies (both in Canada and the USA)
                  who are capable of manufacturing products for Bayshore and with negotiating terms with prospective manufacturers where required; and

            (iv) to be periodically available for staff meetings related to the marketing of Bayshore Foods Inc. products.

      The Consultant shall report directly to the President of Bayshore. It is acknowledged and understood that the Consultant, in providing the Services, shall work 16 days per month.




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






3.    Term
      ----

      The term shall be twelve (12) calendar months, commencing on May10th, 2004 (the "Term"). Either party may elect to terminate this Agreement effective November 10th, 2004 by providing the other party with one month's written notice of the party's intention to do so. The parties agree that this Agreement may be renewed, upon the written agreement of the parties following the expiry of the Term.

4.    Compensation
      ------------

      In consideration for the services to be rendered hereunder by the Consultant, Bayshore agrees to pay the Consultant a consulting fee of $6,000.00 per month, plus GST. The Consultant shall invoice Bayshore on the first business day of each calendar month of the Term and such invoices shall be due upon receipt. The invoice will indicate the amount owing to the Consultant by Bayshore for the coming month, along with the Consultant's G.S.T. registration number.

5.    Expenses
      --------

      The parties agree that Bayshore shall:

            (i) pay the Consultant a total of $1,200 per month for all travel expenses, meals, parking and other miscellaneous expenses incurred by the Consultant within a 75 kilometer radius of Toronto;

            (ii) book and pay for necessary flights and car rentals for such travel; and

            (iii) reimburse the Consultant for all  reasonably  incurred  meals, entertainment, lodging and travel expenses for all trips beyond a 75 kilometer radius of Toronto and upon submitting receipts to Bayshore.

6.    Independent Contractor
      ----------------------

      The Consultant is retained as an independent contractor and not as an employee or agent of Bayshore. The Consultant has no entitlement to benefits other than those specified in this Agreement. Bayshore will not perform any functions of an employer including without limitation, the making of deductions for income tax, Canada Pension Plan, Employment Insurance, or similar government legislated programs from the payments due to the Consultant under the terms of this Agreement. Those functions are solely the responsibility of the Consultant. The Consultant shall not enter into any agreement or incur any obligation on behalf of Bayshore unless expressly provided for in writing.

7.    Ownership
      ---------

      Both during the Term of this Agreement and any renewal thereof, and following the termination of this Agreement, Bayshore will be vested with ownership of all files, accounts and business produced by the Consultant.

8.    General
      -------

            (i)   Entire  Agreement.   This  Agreement  sets  forth  the  entire
                  -----------------
                  agreement and understanding between the parties relating to the subject matter contained herein and supersedes all other prior agreements, oral or written, heretofore made between the parties. Any amendment hereto must be in writing and signed by an officer of each of the parties.




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






            (ii)  Applicable Law. The construction, interpretation, validity and
                  --------------
                  enforcement of this Agreement will be governed by the laws of the Province of Ontario and the parties agree to submit any matter in dispute to the courts of the Province of Ontario.

            (iii) Assignment. No assignment, transfer or sub-contracting of this
                  ----------
                  Agreement, the Services, or of any right or obligation hereunder will be made by the Consultant without Bayshore's prior written approval, which may be unreasonably withheld.

            (iv)  Severability. If any provision of this Agreement shall be held
                  ------------
                  illegal or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

            (v)   Waivers.  The  waiver  by  either  party  of a  breach  of any
                  -------
                  provisions contained herein shall be in writing and shall in no way be construed as a waiver of any succeeding breach of such provision or the waiver of the provision itself.

            (vi)  Captions. Paragraph captions are inserted for convenience only
                  --------
                  and in no way are to be construed to define, limit or affect the construction or interpretation hereof.

9.    Independent Legal Advice
      ------------------------

      The Consultant acknowledges that it has had independent legal advice regarding the execution of this Agreement, or has been advised of its respective right to obtain independent legal advice, and has had sufficient time to read and review this Agreement, and if it has not in fact obtained independent legal advice, acknowledges herewith that it understands the contents of this Agreement and that it is executing the same voluntarily and without pressure from the other parties or anyone on their behalf.

      IN WITNESS  WHEREOF this Agreement has been executed by the parties to it,
      -------------------
the day, month and year first written above.

                                       BAYSHORE FOODS INC.

                                       Per:
                                           -------------------------------

                                       I have authority to bind the corporation.



                                       TOUGH COOKIE, INC.

                                       Per:
                                           -------------------------------
                                            Penelope M. Hill

                                       I have authority to bind the corporation.






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






                                 SCHEDULE "4.10"
                                 ---------------

                              INTELLECTUAL PROPERTY
                              ---------------------

Trademarks:
-----------

      1)    Amigos (Canada and USA)
            Canadian Registration Numbers:
            a)    TMA586972
            b)    TMA589918

            USA Serial Numbers:
            a)    76408556
            b)    76407855


      2)    Jimmy Pop Corn (not yet registered)
            Canadian Application Number: 1184301







































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






                                SCHEDULE "13.17"
                                ----------------

                                   ARBITRATION
                                   -----------

(a) The arbitral tribunal shall consist of one arbitrator who shall be appointed by mutual agreement of the parties or, in the event of failure to reach agreement within 10 days following delivery of the notice of arbitration, either party may apply to a judge of the Superior Court of Justice of Ontario to appoint an arbitrator. The arbitrator shall be qualified by education and training to pass upon the particular matter to be decided.

(b) The parties shall instruct the arbitrator that time is of the essence in proceeding with his determination of any dispute, claim, question or difference.

(c) The parties agree that the party which is not successful in the arbitration shall pay the expenses and fees of the arbitrator, the expenses of the shorthand reporter, the cost of transcripts and the hearing room and both parties' respective costs of preparing and presenting its own case and witnesses. The arbitrator shall not have jurisdiction to make an award of costs with respect to the arbitration except in accordance with the foregoing.

(d) All documents, reports, exhibits and information disclosed by either party or its experts in the arbitration shall be treated by the other party and the arbitrator as confidential and shall not be used for any purpose other than the arbitration. The arbitration award and the reasons therefor shall be treated by both parties and the arbitrator as confidential and shall not be used for any purpose other than the arbitration.

(e) The arbitration shall be conducted in English and shall take place at a convenient location in the City of Toronto to be determined by the arbitrator.




















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